UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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Leap Wireless International, Inc.

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FOR IMMEDIATE RELEASE
Leap Contacts:
Wendy Kelley, Investor Relations
858-882-9876
IR@leapwireless.com
Jennifer Wilbur, Media Relations
858-882-9238
PR@cricketcommunications.com

Leap Wireless Announces Intention to Adjourn Special Meeting of Stockholders

~ Special Meeting to Be Reconvened on Wednesday, October 30, 2013 ~

~ Adjournment Intended to Allow Company Time to Complete and File Amended Consolidated Financial

Statements as Previously Reported on Form 8-K~

SAN DIEGO – October 23, 2013 - Leap Wireless International, Inc. (NASDAQ: LEAP) announced today that it intends to adjourn its special meeting of stockholders scheduled for 8:00 a.m., Mountain Time on October 24, 2013, without conducting any business, and to reconvene the special meeting at 2:30 p.m., Mountain Time on October 30, 2013.

The adjournment is intended to allow the Company time to file amendments to its Form 10-K for the year ended December 31, 2012 and its Form 10-Qs for the quarters ended March 31, 2013 and June 30, 2013, to address a classification error in the presentation of certain capital expenditures in the consolidated statements of cash flows, as more fully described in Leap’s Form 8-K filed with the Securities and Exchange Commission (SEC) on October 21, 2013. The Company expects to file such amendments on October 28, 2013. The Company expects to file its Form 10-Q for the quarter ended September 30, 2013 on or before November 12, 2013.

As described in Leap’s definitive proxy statement dated September 17, 2013, the special meeting is being held to obtain stockholder approval of the proposed acquisition by AT&T Inc. The location of such reconvened meeting will be the Denver Marriott Tech Center, 4900 S. Syracuse Street, Denver, Colorado 80237, the same location as the originally scheduled meeting. The record date for Leap stockholders entitled to vote at the special meeting remains September 17, 2013.

If a stockholder has previously submitted its proxy card and does not wish to change its vote, no further action is required. If a stockholder would like to vote or change its vote, please refer to the instructions provided in Leap’s definitive proxy statement, which is available at www.sec.gov or on the investor relations page of Leap’s website at www.leapwireless.com. In addition, stockholders may contact Leap’s proxy solicitor, Innisfree M&A Incorporated, for assistance at:

Leap Wireless Announces Intention to Adjourn Special Meeting of Stockholders

Innisfree M&A Incorporated

501 Madison Ave.

New York, NY 10022

Banks and Brokers call collect: (212) 750-5833

All others call toll-free: (888) 750-5834

About Leap

Leap provides innovative, high-value wireless services to a fast-growing, young and ethnically diverse customer base. With the value of unlimited wireless services as the foundation of its business, Leap pioneered its Cricket service. Cricket products and services are available nationwide through company-owned stores, dealers, national retailers and at MyCricket.com. Through its affordable, flat-rate service plans, Cricket offers customers a choice of unlimited voice, text, data and mobile Web services. Headquartered in San Diego, Calif., Leap is traded on the NASDAQ Global Select Market under the ticker symbol “LEAP.” For more information, please visit www.leapwireless.com.

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Important Additional Information

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Leap by AT&T. In connection with the proposed acquisition, Leap has filed a definitive proxy statement on Schedule 14A with the SEC, and Leap and AT&T intend to file additional relevant materials with the SEC. STOCKHOLDERS OF LEAP ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING LEAP’S DEFINITIVE PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain a copy of the definitive proxy statement and other relevant documents free of charge at the SEC’s web site, http://www.sec.gov, and copies of the documents filed by Leap with the SEC will be available free of charge by directing a written request to Leap Wireless International, Inc., Attn: Corporate Secretary, 5887 Copley Drive, San Diego, California 92111.

Participants in Solicitation

Leap and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of Leap common stock in respect of the proposed transaction. Information regarding the interests of Leap’s directors and executive officers in the proxy solicitation are included in Leap’s definitive proxy statement.

Forward-Looking Statements

Statements about the expected timing of filings Leap expects to make with the SEC, the expected timing, completion and effects of the proposed transaction and all other statements in this document and any exhibits furnished or filed herewith, other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. Leap may not be able to complete the proposed transaction on the terms described above or other acceptable terms or at all because of a number of factors, including (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, (2) the failure to obtain stockholder approval or the failure to satisfy the closing conditions, (3) the failure to obtain the necessary regulatory approvals on conditions permissible under the merger agreement, (4) risks related to disruption of management’s attention from Leap’s ongoing business operations due to the transaction, (5) the effect of the announcement of the merger on the ability of Leap to retain customers and retain and hire key personnel and maintain relationships with its suppliers, operating results and business generally and (6) the finalization of the restatements to Leap’s financial statements described above, including performance of the requisite procedures by the Company’s independent registered public accounting firm.

Leap Wireless Announces Intention to Adjourn Special Meeting of Stockholders

Actual results may differ materially from those indicated by such forward-looking statements. In addition, the forward-looking statements represent Leap’s views as of the date on which such statements were made. Leap anticipates that subsequent events and developments may cause its views to change. However, although Leap may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Leap’s views as of any date subsequent to the date hereof. Additional factors that may affect the business or financial results of Leap are described in the risk factors included in Leap’s filings with the SEC, including Leap’s 2012 Annual Report on Form 10-K and later filed Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, which factors are incorporated herein by reference.